Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of New England Bancshares, Inc. (the "Company") on Form 10-KSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Scott D. Nogles, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
                  Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.




                                            Scott D. Nogles
                                            ------------------------------------
                                            Scott D. Nogles
                                            Chief Financial Officer
                                            June 25, 2007